                                                                    EXHIBIT 99.3

                         NOTICE OF GUARANTEED DELIVERY
                                WITH RESPECT TO

                          BUCYRUS INTERNATIONAL, INC.
                          9 3/4% SENIOR NOTES DUE 2007

     This form, or one substantially equivalent hereto, must be used by a holder of the 9 3/4% Senior Notes Due 2007 (the "Existing Notes") of Bucyrus International, Inc ("Bucyrus" or the "Company") who wishes to tender Existing Notes to Harris Trust and Savings Bank, as Exchange Agent (the "Exchange Agent") pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- How to Tender" of the Prospectus, dated November 10, 1997 (the "Prospectus"), relating to the offer by Bucyrus to exchange its 9 3/4% Senior Notes Due 2007 ("Exchange Notes") that have been registered pursuant to the Securities Act of 1933 as amended (the "Securities Act") for Existing Notes and in Instruction 1 to the related Letter of Transmittal ("Letter of Transmittal"). Any holder who wishes to tender Existing Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

                         Facsimile Transmission Number
                           --------------------------
                        (For Eligible Institutions Only)
                                 (212) 701-7636

                               Confirm Receipt of
                              -------------------
                            Facsimile by Telephone:
                          ---------------------------
                                 (212) 701-7624
                          By Hand/Overnight Delivery:
                        --------------------------------
                         Harris Trust and Savings Bank
                            c/o Harris Trust Company
                                  of New York
                                 88 Pine Street
                                   19th Floor
                               New York, NY 10005
                        By Registered or Certified Mail:
                      -----------------------------------
                         Harris Trust and Savings Bank
                            c/o Harris Trust Company
                                  of New York
                                 P.O. Box 1010
                              Wall Street Station
                            New York, NY 10268-1010

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:

     The undersigned hereby tenders to Bucyrus International, Inc., upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Existing Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal. The undersigned hereby tenders the Existing Notes listed below:

-----------------------------------------------------------------------------------------------
   CERTIFICATE NUMBER(S) (IF
            KNOWN)
 OF EXISTING NOTES OR ACCOUNT                                    PRINCIPAL AMOUNT OF EXISTING
   NUMBER AT THE BOOK-ENTRY           AGGREGATE PRINCIPAL         NOTES TENDERED IF LESS THAN
           FACILITY                   AMOUNT REPRESENTED                     ALL*
===============================================================================================
===============================================================================================

* Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Existing Notes. Partial tenders of Existing Notes may be made only if (i) the principal amount tendered is equal to $1,000 or an integral multiple thereof and (ii) the remaining untendered portion is in a principal amount of $250,000 or any integral multiple of $1,000 in excess thereof.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------

 SIGN HERE

 NAME OF REGISTERED OR ACTING HOLDER:
 ------------------------------------------------------------------------------

 SIGNATURE(S):
 ------------------------------------------------------------------------------

 NAME(S) (PLEASE PRINT):
 ------------------------------------------------------------------------------

 ADDRESS:
 ------------------------------------------------------------------------------

 TELEPHONE NUMBER:
 ------------------------------------------------------------------------------

 DATE:
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchange Medallion Program (SEMP), guarantees deposit with the Exchange Agent of the Letter of Transmittal (or a manually signed facsimile thereof), together with the Existing Notes tendered hereby in proper form for transfer (or timely confirmation of the book-entry transfer of such Existing Notes into the Exchange Agent's account at the book-entry transfer facility described in the Prospectus under the caption "The Exchange Offer -- How to Tender" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, within three (3) New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

 SIGN HERE

 NAME OF FIRM:
 ------------------------------------------------------------------------------

 AUTHORIZED SIGNATURE:
 ------------------------------------------------------------------------------

 NAME (PLEASE PRINT):
 ------------------------------------------------------------------------------

 ADDRESS:
 ------------------------------------------------------------------------------

 TELEPHONE NUMBER:
 ------------------------------------------------------------------------------

 DATE:
 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DO NOT SEND EXISTING NOTES WITH THIS FORM. ACTUAL SURRENDER OF EXISTING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 1 of the Letter of Transmittal.
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2. Signatures on this Notice of Guaranteed Delivery. If this Notice of
   Guaranteed Delivery is signed by the registered holder(s) of the Existing Notes referred to herein, the signature must correspond with the name(s) written on the face of the Existing Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the book-entry transfer facility whose name appears on a security position listing as the owner of Existing Notes, the signature must correspond with the name shown on the security position listing as the owner of the Existing Notes.

   If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Existing Notes listed or a participant of the book-entry transfer facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Existing Notes or signed as the name of the participant shown on the book-entry transfer facility's security position listing.

   If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.